Exhibit 99.2

Ballantyne Strong, Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial statements are based upon the historical financial statements of Ballantyne Strong, Inc. (“Ballantyne” or the “Company”) and reflect adjustments to the Company’s historical financial results as reported under generally accepted accounting principles in the United States (GAAP) in connection with certain subsidiaries of the Company entering into the Purchase Agreement (as defined in Note 1 to these pro forma financial statements) with SageNet LLC (“SageNet”) on February 1, 2021.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2020 gives effect to the Purchase Agreement as if it was entered into September 30, 2020, and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2020 and year ended December 31, 2019 give effect to the Purchase Agreement as if it was entered into January 1, 2019.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2020, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the SEC on November 12, 2020.

The unaudited pro forma condensed consolidated financial statements included herein are being provided for informational purposes only and are not necessarily indicative of the results of operations or financial position that would have resulted if the Agreements had actually been effective on the date indicated and are not intended to project the Company’s results of operations or financial position for any future period. The pro forma adjustments are based on currently available information and certain estimates and assumptions reflecting events directly attributable to the Agreements. Therefore, actual adjustments may differ from the pro forma adjustments. However, management believes the pro forma assumptions provide a reasonable basis for presenting significant effects of the transactions as contemplated and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited consolidated pro forma financial statements. The pro forma adjustments are described in the notes and the unaudited pro forma consolidated financial information should be read in conjunction with their related notes.

Ballantyne Strong, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2020

(In thousands, except par values)

	Historical	Pro Forma Adjustments	Notes	Pro Forma

Assets
Current assets:
Cash and cash equivalents	$7,026	$9,948	(a)	$16,974
Restricted cash	352	-		352
Accounts receivable, net	6,115	(1,066)	(b)	5,049
Inventories, net	2,816	(397)	(c)	2,419
Recoverable income taxes	-	-		-
Other current assets	1,735	776	(d)	2,511
Total current assets	18,044	9,261		27,305
Property, plant and equipment, net	9,028	(3,458)	(e)	5,570
Operating lease right-of-use assets	4,705	(231)	(f)	4,474
Finance lease right-of-use assets	2,465	(2,461)	(g)	4
Investments	22,006	-		22,006
Intangible assets, net	1,214	(498)		716
Goodwill	895	-		895
Note receivable	-	2,500	(h)	2,500
Other assets	31	1,000	(i)	1,031
Total assets	$58,388	$6,113		$64,501

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$3,448	$(648)	(j)	$2,800
Accrued expenses	3,464	(779)	(k)	2,685
Short-term debt	2,972	-		2,972
Current portion of long-term debt	1,055	(1,055)	(l)	-
Current portion of operating lease obligations	743	(103)	(m)	640
Current portion of finance lease obligations	1,820	(837)	(n)	983
Deferred revenue and customer deposits	4,198	(841)	(o)	3,357
Total current liabilities	17,700	(4,263)		13,437
Long-term debt, net of current portion and debt issuance costs	2,617	(2,617)	(l)	-
Operating lease obligations, net of current portion	4,107	(131)	(m)	3,976
Finance lease obligations, net of current portion	3,111	(1,754)	(n)	1,357
Deferred revenue and customer deposits, net of current portion	-	-		-
Deferred income taxes	3,053	-		3,053
Other long-term liabilities	120	-		120
Total liabilities	30,708	(8,765)		21,943

Stockholders’ equity:
Preferred stock, par value $.01 per share; authorized 1,000 shares, none outstanding	-	-		-
Common stock, par value $.01 per share; authorized 25,000 shares; issued 17,584 shares; outstanding 14,790 shares	176	-		176
Additional paid-in capital	43,311	-		43,311
Retained earnings	7,472	14,878	(p)	22,350
Less 2,794 of common shares in treasury, at cost	(18,586)	-		(18,586)
Accumulated other comprehensive loss	(4,693)	-		(4,693)
Total stockholders’ equity	27,680	14,878		42,558
Total liabilities and stockholders’ equity	$58,388	$6,113		$64,501

Ballantyne Strong, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Nine Months Ended September 30, 2020

(In thousands, except per share amounts)

	Historical	Pro Forma Adjustments	Notes	Pro Forma
Net product sales	$13,095	$(1,725)	(a)	$11,370
Net service revenues	15,393	(11,229)	(a)	4,164
Total net revenues	28,488	(12,954)		15,534
Cost of products sold	10,119	(1,832)	(b)	8,287
Cost of services	9,520	(5,454)	(b)	4,066
Total cost of revenues	19,639	(7,286)		12,353
Gross profit	8,849	(5,668)		3,181
Selling and administrative expenses:
Selling	2,234	(1,003)	(c)	1,231
Administrative	10,119	(2,243)	(d)	7,876
Total selling and administrative expenses	12,353	(3,246)		9,107
Loss on disposal of assets	(18)	-		(18)
Loss from operations	(3,522)	(2,422)		(5,944)
Other income (expense):
Interest expense	(794)	429	(e)	(365)
Foreign currency transaction gain	12	39	(f)	51
Other income, net	2,873	(4)	(g)	2,869
Total other income	2,091	464		2,555
Loss before income taxes and equity method investment income	(1,431)	(1,958)		(3,389)
Income tax expense	(1,022)	26	(h)	(996)
Equity method investment income	(580)	-		(580)
Net loss from continuing operations	$(3,033)	$(1,932)		$(4,965)

Basic and diluted net loss per share from continuing operations	$(0.21)	$(0.13)		$(0.34)

Weighted-average shares used in computing basic and diluted net loss per share	14,699	14,699		14,699

Ballantyne Strong, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss)

Nine Months Ended September 30, 2020

(In thousands)

	Historical	Pro Forma Adjustments	Notes	Pro Forma
Net income (loss)	$1,471	$(1,932)	(a)	$(461)
Adjustment to post benefit retirement obligation	(13)	-		(13)
Unrealized loss on available-for-sale securities of equity method investments, net of tax	(75)	-		(75)
Currency translation adjustment:
Unrealized net change arising during period	(136)	-		(136)
Total other comprehensive loss	(224)	-		(136)
Comprehensive income (loss)	$1,247	$(1,932)		$(597)

Ballantyne Strong, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Operations

Year Ended December 31, 2019

(In thousands, except per share amounts)

	Historical	Pro Forma Adjustments	Notes	Pro Forma
Net product sales	$29,436	$(2,993)	(a)	$26,443
Net service revenues	33,114	(17,040)	(a)	16,074
Total net revenues	62,550	(20,033)		42,517
Cost of products sold	19,403	(3,038)	(b)	16,365
Cost of services	24,674	(10,318)	(b)	14,356
Total cost of revenues	44,077	(13,356)		30,721
Gross profit	18,473	(6,677)		11,796
Selling and administrative expenses:
Selling	5,281	(1,921)	(c)	3,360
Administrative	17,085	(2,684)	(d)	14,401
Total selling and administrative expenses	22,366	(4,605)		17,761
Loss on disposal of assets	(107)	1		(106)
Loss from operations	(4,000)	(2,071)		(6,071)
Other (expense) income:
Interest income	3	-		3
Interest expense	(823)	475	(e)	(348)
Fair value adjustment to notes receivable	(2,857)	-		(2,857)
Foreign currency transaction loss	(265)	(24)	(f)	(289)
Other income, net	2,132	-	(g)	2,132
Total other (expense) income	(1,810)	451		(1,359)
Loss before income taxes and equity method investment income	(5,810)	(1,620)		(7,430)
Income tax expense	(2,282)	134	(h)	(2,148)
Equity method investment income	(2,011)	-		(2,011)
Net loss	$(10,103)	$(1,486)		$(11,589)

Basic and diluted net loss per share	$(0.70)	$(0.10)		$(0.80)

Weighted-average shares used in computing basic and diluted net loss per share	14,488	14,488		14,488

Ballantyne Strong, Inc. and Subsidiaries

Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Loss

Year Ended December 31, 2019

(In thousands)

	Historical	Pro Forma Adjustments	Notes	Pro Forma
Net loss	$(10,103)	$(1,486)	(a)	$(11,589)
Adjustment to post benefit retirement obligation	(36)	-		(36)
Unrealized gain on available-for-sale securities of equity method investments, net of tax	391	-		391
Currency translation adjustment:
Unrealized net change arising during period	554	-		554
Total other comprehensive income	909	-		554
Comprehensive loss	$(9,194)	$(1,486)		$(11,035)

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1: Description of Transaction

On February 1, 2021, Ballantyne, its wholly-owned subsidiary, SDM Holdco, Inc., a Delaware corporation (“Holdco”), and Convergent, LLC, a Georgia limited liability company, wholly-owned subsidiary of Holdco and indirect subsidiary of the Company (“Convergent”), entered into an Equity Purchase Agreement (together with the other related documents defined therein, the “Purchase Agreement”), and closed the transactions contemplated by the Purchase Agreement, with SageNet. Pursuant to the Purchase Agreement, Holdco sold 100% of the issued and outstanding limited liability company membership interests (the “Equity Interests”) in Convergent to SageNet. Convergent, together with its wholly-owned subsidiary, Convergent Media Systems, LLC, a Georgia limited liability company (“CMS”), operated the Company’s digital signage solutions segment.

The purchase price (the “Purchase Price”) paid to Holdco by SageNet pursuant to the Purchase Agreement was (i) $15.0 million in cash and (ii) $2.5 million in the form of a subordinated promissory note delivered by SageNet in favor of Holdco. Additionally, a portion of the Purchase Price was placed in escrow by SageNet, the release of which is contingent upon certain events and conditions specified in the Purchase Agreement. The Purchase Price is also subject to adjustment based on closing working capital of Convergent and CMS. As further consideration for the Equity Interests, SageNet also assumed approximately $5.7 million of third-party debt of CMS, bringing the total enterprise value for the Equity Interests to approximately $23.2 million.

Note 2: Pro Forma Adjustments

The pro forma adjustments are preliminary, subject to further revision as additional information becomes available and additional analysis are performed and have been made solely for the purpose of providing unaudited pro forma condensed financial statements. Differences between these preliminary estimates and the final accounting may occur, and these differences could have a material effect on the accompanying unaudited pro forma condensed financial statements. Pursuant to the Agreements, the Company retained certain assets and liabilities associated with Strong Outdoor, and, accordingly, those are not reflected as pro forma adjustments. The following adjustments have been reflected in the unaudited pro forma condensed consolidated financial information:

Adjustments to the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2020

(a) This adjustment represents the receipt of $15.0 million cash consideration pursuant to the Purchase Agreement partially offset by a $3.0 million working capital adjustment as stipulated in the Purchase Agreement, $2.0 million of the Purchase Price placed in escrow by SageNet and $0.1 million of transaction expenses. Although the Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2020 includes a working capital adjustment of $3.0 million, working capital as of February 1, 2021 exceeded the Working Capital Target (as defined in the Purchase Agreement) and a reduction to the Purchase Price at closing was not necessary.

(b) This adjustment reflects the transfer of certain accounts receivable transferred to SageNet.

(c) This adjustment reflects the transfer of certain inventory transferred to SageNet.

(d) This adjustment reflects a portion of the Purchase Price placed in escrow by SageNet, partially offset by the transfer of certain other current assets transferred to SageNet.

(e) This adjustment reflects the transfer of certain property, plant and equipment transferred to SageNet.

(f) This adjustment reflects the transfer of certain operating lease right-of-use assets transferred to SageNet.

(g) This adjustment reflects the transfer of certain finance lease right-of-use assets transferred to SageNet.

(h) This adjustment reflects the $2.5 million subordinated promissory note delivered by SageNet in favor of Ballantyne.

(i) This adjustment reflects a portion of the Purchase Price placed in escrow by SageNet, the release of which is contingent upon certain events and conditions specified in the Purchase Agreement.

(j) This adjustment reflects the transfer of certain accounts payable to SageNet.

(k) This adjustment reflects the transfer of certain accrued expenses to SageNet.

(l) This adjustment reflects the transfer of long-term debt to SageNet.

(m) This adjustment reflects the transfer of certain operating lease obligations to SageNet.

(n) This adjustment reflects the transfer of certain finance lease obligations to SageNet.

(o) This adjustment reflects the transfer of certain deferred revenue and customer deposits to SageNet.

(p) This adjustment reflects the estimated gain arising from the Purchase Agreement. This estimated gain has not been reflected in the pro forma unaudited condensed consolidated statements of operations as it is considered to be nonrecurring in nature.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2020

(a) This adjustment reflects the reversal of all Net product and Net service revenues directly attributable to the Company’s digital signage solutions segment.

(b) This adjustment reflects the reversal of all Cost of products sold and Cost of services directly attributable to the Company’s digital signage solutions segment.

(c) This adjustment reflects the reversal of all Selling expenses directly attributable to the Company’s digital signage solutions segment.

(d) This adjustment reflects the reversal of the portion of Administrative expenses directly attributable to the Company’s digital signage solutions segment that was sold to SageNet.

(e) This adjustment reflects the reversal of the Interest expense gain attributable to the long-term debt and finance leases transferred to SageNet.

(f) This adjustment reflects the reversal of the portion of Foreign currency transaction gain directly attributable to the Company’s digital signage solutions segment that was sold to SageNet.

(g) This adjustment reflects the reversal of the portion of Other income directly attributable to the Company’s digital signage solutions segment that was sold to SageNet.

(h) This adjustment reflects the reversal of the portion of Income tax expense directly attributable to the Company’s digital signage solutions segment that was sold to SageNet.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss) for the nine months ended September 30, 2020

(a) This adjustment reflects the change to Net income as presented in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2020.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2019

(a) This adjustment reflects the reversal of all Net product and Net service revenues directly attributable to the Company’s digital signage solutions segment.

(b) This adjustment reflects the reversal of all Cost of products sold and Cost of services directly attributable to the Company’s digital signage solutions segment.

(c) This adjustment reflects the reversal of all Selling expenses directly attributable to the Company’s digital signage solutions segment.

(d) This adjustment reflects the reversal of the portion of Administrative expenses directly attributable to the Company’s digital signage solutions segment that was sold to SageNet.

(e) This adjustment reflects the reversal of the Interest expense gain attributable to the long-term debt and finance leases transferred to SageNet.

(f) This adjustment reflects the reversal of the portion of Foreign currency transaction gain directly attributable to the Company’s digital signage solutions segment that was sold to SageNet.

(g) This adjustment reflects the reversal of the portion of Other income directly attributable to the Company’s digital signage solutions segment that was sold to SageNet.

(h) This adjustment reflects the reversal of the portion of Income tax expense directly attributable to the Company’s digital signage solutions segment that was sold to SageNet.

Adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Loss for the year ended December 31, 2019

(a) This adjustment reflects the change to Net loss as presented in the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2019.